SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PIMCO EQUITY SERIES VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9919	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

LOG-ON: Vote on the internet at www.kingproxy.com/pimco and follow the on-screen instructions.
CALL: To vote by phone call toll-free 1-800-290-6430 and follow the recorded instructions.
MAIL: Return the signed proxy card in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS ON

OCTOBER 24, 2011

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PIMCO EQUITY SERIES VIT

The undersigned hereby appoints J. Stephen King, Jr. and Ryan G. Leshaw, jointly and severally, as proxies (“Proxies”), with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of beneficial interest in PIMCO Equity Series VIT (the “Trust”) held of record by the undersigned on September 15, 2011 at the Special Meeting (the “Meeting”) of Shareholders of the Trust to be held on October 24, 2011, at 10:00 a.m., Pacific time, at the offices of Pacific Investment Management Company LLC, the Trust’s investment adviser, at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Trust covered hereby. I acknowledge receipt of the Notice of Combined Meeting of Shareholders and the Proxy Statement dated September 23, 2011.

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

Signature	Date

Signature (Joint Owners)	Date

PIM13-PXC-VIT-Front 1.01

If this proxy is properly executed and received by the Trust prior to the Meeting, the interests in the Trust represented hereby will be voted in the manner directed on this proxy card. If no directions are given, this proxy will be voted “FOR” the matter set forth on this proxy card, and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example: ¡

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect three Trustees to the Board of Trustees:	FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
(01) Allan B. Hubbard
(02) Neel T. Kashkari
(03) Peter B. McCarthy	☐	☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD                                             PIM13-PXC-Back 1.01